Putnam
Voyager
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In a rather rapid succession, equity investors have recently been subjected to two distinct turns in the stock market. Shifting away from its narrow growth-oriented bias, the market first experienced a rally in value-oriented and cyclical stocks; then, more recently, it encountered a healthy broadening that should present fertile ground for Putnam Voyager Fund in the months ahead.

In this setting, many opportunities presented themselves, and your fund's managers with the help of Putnam's extensive research capability sought many of them out. Fortunately it was not a blind search, for your fund has a highly developed procedure for identifying potential holdings and checking them thoroughly.

In the following report, the management team discusses the process in the context of fiscal 1999's performance and offers its views on the fund's prospects in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Managers

Roland W. Gillis
Charles H. Swanberg
Robert R. Beck
Michael Stack

Putnam Voyager Fund continued its successful journey throughout another year of volatile markets, producing attractive results for its 1999 fiscal year. In the rapidly changing markets that characterized the 12 months ended July 31, 1999, stock selection that targeted large, small, and midsize companies was a key to fund performance. Much of the portfolio's performance during the fiscal year came from companies in the technology and communications areas.

Total return for 12 months ended 7/31/99

     Class A         Class B           Class C           Class M
   NAV     POP     NAV     CDSC      NAV     CDSC      NAV     POP
-------------------------------------------------------------------------
  22.40%  15.38%  21.43%  16.43%    21.52%  20.52%    21.83%  17.56%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* EQUITIES RIDE MARKET ROTATION

Last summer, as your fund began its fiscal year, the market's momentum was fueled by steady economic growth and investor optimism. The investment environment was helped by three Federal Reserve Board rate cuts, which calmed U.S. and global markets alike.

As your fund reached its fiscal midpoint, the Dow Jones Industrial Average sprinted over the milestone 10,000 mark and large-capitalization stock prices set new records. For most of the period, however, there was a wide performance gap between large- and small-cap stocks. The rift between growth and value stocks increased as well.

As your fund approached the end of its fiscal year, the combination of an acceleration in economic growth, both in the United States and abroad, with a sustained increase in interest rates led to a dramatic shift in investor sentiment and sparked a rapid, widespread market rotation. Investors sold large-cap growth stocks, which offered more predictable earnings and which had dominated the market since mid 1994, to buy economically sensitive cyclical stocks. Money flowed into large-cap value stocks as well as into mid- and small-cap stocks, and the performance gap narrowed as the market broadened.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                    8.5%

Telephone services        8.2%

Computer software         8.2%

Broadcasting              7.0%

Telecommunications        6.6%

Footnote reads:
*Based on net assets as of 7/31/99. Holdings will vary over time.


Investors also became increasingly convinced that economies outside the United States, previously perceived as stagnant or even contracting, had begun to show signs of recovery. Improving global economic conditions, highlighted by larger-than-expected European interest-rate cuts and the apparent revival of Asian economies, assured investors that the international markets' deceleration in profit growth was coming to an end.

Faced with indications of an accelerating U.S. economy, investors expressed concern that the Fed would initiate a series of interest-rate hikes. The Fed initiated a modest quarter of a percentage point increase in June -- the first in two years -- followed by another quarter of a percentage point increase after your fund's fiscal year came to a close.

* TECHNOLOGY REMAINS A LARGE FOCUS

Your fund's recent strategy has been to focus on companies of all sizes that we believe are benefiting from the changes brought on by new technologies, such as the growth of the Internet and telecommunications. For this reason, technology remains one of the largest industry sectors in the portfolio. Within this sector, we emphasized communications equipment and components, taking advantage of the fact that rapid growth in data communications services is driving demand from all industry suppliers.

QUALCOMM, Inc., a key holding in this area, is a leader in developing and delivering innovative digital wireless communications products and services based on the company's code division multiple access (CDMA) digital technology. The company's major business areas include CDMA phones, integrated chip sets and system software, technology licensing, and satellite-based systems. CIO magazine recently named QUALCOMM as a recipient of the 1999 CIO-100 Award for possessing the strategy, ability, and drive to prosper well into the next century. The award recognizes organizations around the world that exemplify the highest level of operational and strategic excellence.


"[Fund Managers] Gillis and Swanberg look for fast-growing companies, focusing on small- and mid-cap stocks, respectively. [Fund Manager] Beck follows more of a growth-at-a-reasonable-price approach, looking for beaten-down large caps that still have strong growth prospects."

-- Morningstar Mutual Funds, April 29, 1999


Other noteworthy holdings included Metromedia Fiber Network Inc, Linear Technology Corp, PMC-Sierra Inc, and Exodus Communications Inc. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

*  MEDIA SECTOR BENEFITS FROM STRONG ECONOMY

The strong economy during your fund's fiscal year along with the Internet and pharmaceuticals drove demand for advertising. The media sector represented a significant portion of your fund's portfolio and strength helped drive fund performance during the period. We concentrated on the radio, television, billboard, cable, and Internet industries. Among the sector's better performers were Clear Channel Communications Inc, Liberty Media Group (owned by AT&T Corp.), and MediaOne Group, Inc.

Clear Channel Communications is a diversified media company that owns or operates 206 radio stations and 18 domestic television stations and is engaged in outdoor advertising with 213,566 international display faces. Clear Channel recently announced plans to invest $15 million in Internet music network Tunes.com Inc. The deal will give Clear Channel a stake of less than 20% in Tunes.com after the company's initial public offering. Tunes.com's Web site includes 1 million song clips, 130,000 album reviews, and 85,000 artist profiles. At the site viewers can watch live concerts and music videos, buy CDs, or download near CD-quality digital music.

*  CONSUMER SECTOR FOCUSES ON DISCOUNT RETAILERS

Consumer holdings were focused on leading retailers, especially those serving value-oriented niches. Some specialty discount retailers have found ways to increase profits while offering reduced prices to consumers. Costco Companies, Inc. and Kohl's Corporation are two examples of companies that have recognized that many people in the United States demand value above service.

"One of our successful strategies during Putnam Voyager Fund's fiscal year has been to focus on companies of all sizes that we believe are benefiting from the changes brought on by new technologies, such as the growth of the Internet and of telecommunications."

-- Charles H. Swanberg,
Manager, Putnam Voyager Fund


Kohl's Corporation operates family-oriented specialty department stores primarily in the Midwest and Mid-Atlantic area that feature quality, moderately priced apparel, accessories, and housewares. A department store chain of 231 stores, Kohl's announced that it plans to open 55 to 60 new stores in the year 2000. Of that total, about 38 are planned to open in the first half with 33 stores in New York, New Jersey, and Connecticut previously operated in former Caldor locations.

During the period, we reduced your fund's exposure in health care as real or feared threats of government Medicare/Medicaid reimbursement regulations continued to affect multiples on these stocks. Business service holdings were concentrated in computer-related outsourcing services and transaction processing, both areas of rapid growth.

* PORTFOLIO POSITIONED TO BENEFIT FROM BROADENING MARKET

Although interest-rate fears were beginning to surface as the fiscal year drew to a close, the Fed's less restrictive tone in recent months shifted market sentiment toward an expectation of a benign-inflation, steady-growth environment. As a result, the market has broadened considerably with nearly all investment styles selling at record levels.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

AT&T Corp.
Telephone services

CBS Corporation
Broadcasting

Tyco International Ltd.
Conglomerates

Microsoft Corporation
Computer software

Motorola, Inc.
Electronics and electrical equipment

MediaOne Group Inc.
Cable television

Kohl's Corporation
Retail

Clear Channel Communications, Inc.
Broadcasting

Linear Technology Corp.
Semiconductors

Costco Companies, Inc.
Retail

Footnote reads:
These holdings represent 22.3% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.


Interest rates have increased in 1999, although the Fed has worked to calm investor fears about further increases in long-term interest rates. We will continue to monitor carefully signs of overheated growth or inflation that could move the Fed back to a restrictive mode. While periods of market volatility are likely over the near term, the quality and growth potential of your fund's holdings remain high. This fact gives us confidence that as the market broadens, the smaller, less liquid, aggressively positioned stocks in the fund's portfolio may be poised to outperform the market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking capital appreciation primarily through common stocks.




TOTAL RETURN FOR PERIODS ENDED 7/31/99

                    Class A            Class B            Class C            Class M
(inception dates)   (4/1/69)          (4/27/92)          (7/26/99)          (12/1/94)
                  NAV      POP      NAV      CDSC      NAV      CDSC      NAV       POP
-----------------------------------------------------------------------------------------
1 year           22.40%   15.38%   21.43%   16.43%    21.52%   20.52%    21.83%    17.56%
-----------------------------------------------------------------------------------------
5 years         194.17   177.32   183.29   181.29    183.37   183.37    186.98    176.85
Annual average   24.09    22.63    23.15    22.98     23.16    23.16     23.47     22.59
-----------------------------------------------------------------------------------------
10 years        447.48   416.00   405.94   405.94    407.57   407.57    420.26    402.06
Annual average   18.53    17.83    17.60    17.60     17.64    17.64     17.93     17.51
-----------------------------------------------------------------------------------------
Annual average
(life of fund)   14.51    14.29    13.44    13.44     13.65    13.65     13.74     13.61
-----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                       Russell MidCap         Consumer
                        Growth Index        price index
-------------------------------------------------------------------
1 year                     21.69%              2.14%
-------------------------------------------------------------------
5 years                   158.26              12.33
Annual average             20.90               2.35
-------------------------------------------------------------------
10 years                  332.96              34.00
Annual average             15.79               2.97
-------------------------------------------------------------------
Annual average
(life of fund)               N/A*              5.17
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Russell MidCap Growth Index did not exist at the time of the Fund's inception.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

               Fund's class A    Russell MidCap    Consumer price
Date            shares at POP     Growth Index         index

7/31/89             9,425            10,000           10,000
7/31/90             9,876            10,589           10,482
7/31/91            12,252            12,610           10,949
7/31/92            13,892            14,068           11,294
7/31/93            16,628            15,930           11,608
7/31/94            17,541            16,764           11,929
7/31/95            23,630            21,921           12,259
7/31/96            27,291            23,509           12,621
7/31/97            36,084            32,841           12,902
7/31/98            42,157            35,578           13,119
7/31/99           $51,600           $43,296          $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $50,594 and $50,757, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $52,026 ($50,206 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                         Class A      Class B      Class C      Class M
-----------------------------------------------------------------------------
Distributions (number)      1            1            --           1
-----------------------------------------------------------------------------
Income                      --           --           --           --
-----------------------------------------------------------------------------
Capital gains
  Long-term              $1.562       $1.562         $--        $1.562
-----------------------------------------------------------------------------
  Short-term              0.023        0.023          --         0.023
-----------------------------------------------------------------------------
  Total                  $1.585       $1.585         $--        $1.585
-----------------------------------------------------------------------------
Share value:           NAV     POP      NAV          NAV      NAV     POP
-----------------------------------------------------------------------------
7/31/98               $21.36  $22.66  $20.14          --     $20.93  $21.69
-----------------------------------------------------------------------------
7/26/99*                --      --      --          $24.64     --      --
-----------------------------------------------------------------------------
7/31/99                24.25    25.73  22.57         24.25    23.61   24.47
-----------------------------------------------------------------------------




TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                     Class A           Class B            Class C            Class M
(inception dates)   (4/1/69)          (4/27/92)          (7/26/99)          (12/1/94)
                  NAV      POP      NAV      CDSC      NAV      CDSC      NAV      POP
----------------------------------------------------------------------------------------
1 year           21.28%   14.30%   20.33%   15.33%    20.37%   19.37%    20.67%   16.46%
----------------------------------------------------------------------------------------
5 years         212.87   194.94   201.37   199.37    201.12   201.12    205.32   194.76
Annual average   25.62    24.15    24.69    24.52     24.67    24.67     25.01    24.13
----------------------------------------------------------------------------------------
10 years        496.39   462.10   451.05   451.05    453.33   453.33    466.49   446.67
Annual average   19.55    18.85    18.61    18.61     18.66    18.66     18.94    18.51
----------------------------------------------------------------------------------------
Annual average
(life of fund)   14.67    14.45    13.60    13.60     13.81    13.81     13.90    13.77
----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

* Inception date of class C shares.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Russell MidCap Growth Index* measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 1999




The fund's portfolio
July 31, 1999

COMMON STOCKS  (96.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising  (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,688,731  Lamar Advertising Co. (NON)                                                            $   68,604,697
          2,748,300  Omnicom Group, Inc.                                                                       194,785,763
          7,467,719  Outdoor Systems, Inc. (NON)                                                               249,701,854
            391,700  TMP Worldwide Inc. (NON)                                                                   18,385,419
                                                                                                            --------------
                                                                                                               531,477,733

Aerospace and Defense  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,127,500  Boeing Co.                                                                                 96,535,313

Airlines   (--%)
--------------------------------------------------------------------------------------------------------------------------
             99,100  Ryanair Holdings, PLC ADR  (Ireland) (NON)                                                  5,153,200

Apparel  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,839,100  Nike, Inc.                                                                                 95,633,200

Banks  (3.8%)
--------------------------------------------------------------------------------------------------------------------------
            373,600  Bank of America Corp.                                                                      24,797,700
          1,335,000  Bank One Corp.                                                                             72,840,938
          5,136,300  Fifth Third Bancorp                                                                       334,180,519
         12,988,500  Firstar Corp.                                                                             338,512,781
          2,289,200  Mercantile Bancorp., Inc.                                                                 124,761,400
            610,800  Northern Trust Corp.                                                                       53,139,600
            849,700  SunTrust Banks, Inc.                                                                       54,805,650
          1,117,000  Washington Mutual, Inc.                                                                    38,327,063
            621,100  Zions Bancorp                                                                              36,023,800
                                                                                                            --------------
                                                                                                             1,077,389,451

Broadcasting  (7.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,225,346  AMFM, Inc. (NON)                                                                          274,330,665
         17,428,680  CBS Corp. (NON)                                                                           765,772,628
            597,300  Citadel Communications Corp. (NON)                                                         19,113,600
          6,938,558  Clear Channel Communications, Inc. (NON)                                                  482,663,441
            683,300  Entercom Communications Corp. (NON)                                                        27,673,650
          1,036,181  Hispanic Broadcasting Corp. (NON)                                                          73,763,135
          6,104,100  Infinity Broadcating Corp. Class A (NON)                                                  168,244,256
            749,130  Sinclair Broadcast Group, Inc. Class A (NON)                                               14,186,649
          1,454,600  Univision Communications Inc. Class A (NON)                                               100,731,050
          2,015,000  WestWood One, Inc. (AFF) (NON)                                                             75,310,625
                                                                                                            --------------
                                                                                                             2,001,789,699

Business Equipment and Services  (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            616,545  Affiliated Computer Services, Inc. Class A (NON)                                           28,669,343
            458,869  AnswerThink Consulting Group, Inc.                                                         37,225,748
          9,798,900  Cendant Corp. (NON)                                                                       197,202,863
          2,570,900  Cintas Corp.                                                                              164,858,963
          1,444,200  Hewlett-Packard Co.                                                                       151,189,688
          3,460,300  Interpublic Group Cos. Inc.                                                               145,332,600
            194,300  Navigant Consulting, Inc. (NON)                                                             8,209,175
         14,667,300  Rentokil Group PLC  (United Kingdom)                                                       57,079,265
          3,702,500  Serco Group PLC  (United Kingdom) (AFF)                                                    81,769,083
            760,400  Snyder Communications, Inc. (NON)                                                          14,732,750
                                                                                                            --------------
                                                                                                               886,269,478

Cable Television  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
            706,400  Adelphia Communications Corp. (NON)                                                        43,002,100
            366,500  Century Communications Corp. (NON)                                                         16,320,703
          2,316,500  Comcast Corp. Class A                                                                      89,185,250
            411,600  Insight Communications Company, Inc. (NON)                                                 12,296,550
          7,267,600  MediaOne Group Inc. (NON)                                                                 525,992,550
          3,504,100  USA Networks, Inc. (NON)                                                                  167,977,794
                                                                                                            --------------
                                                                                                               854,774,947

Chemicals  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,989,800  Hoechst AG  (Germany) (NON)                                                                83,893,828
            782,500  Rohm & Haas Co.                                                                            33,354,063
            932,700  Union Carbide Corp.                                                                        44,769,600
                                                                                                            --------------
                                                                                                               162,017,491

Computer Services  (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,697,673  Capita Group PLC  (United Kingdom)                                                         30,477,773
            215,000  CMG Information Services, Inc.                                                             19,820,313
          1,349,500  Comdisco, Inc.                                                                             32,556,688
          1,021,600  Comverse Technology, Inc.                                                                  77,194,650
            261,600  Critical Path, Inc. (NON)                                                                   8,763,600
          3,284,350  EMC Corp.                                                                                 198,908,447
          1,040,000  E*Trade Group, Inc.                                                                        31,330,000
            201,900  eBay Inc.                                                                                  19,723,106
          2,923,000  Electronic Data Systems Corp. (NON)                                                       176,293,438
          2,067,620  Misys PLC  (United Kingdom)                                                                18,338,973
            446,900  RealNetworks, Inc.                                                                         34,104,056
            866,100  USWeb Corp. (NON)                                                                          18,133,969
            427,900  Verio Inc. (NON)                                                                           30,514,619
            645,500  VeriSign, Inc.                                                                             47,847,688
          1,635,200  Whittman-Hart, Inc.                                                                        41,391,000
                                                                                                            --------------
                                                                                                               785,398,320

Computer Software  (8.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,031,300  Beyond.com Corp.                                                                           24,364,463
            643,200  BMC Software, Inc. (NON)                                                                   34,652,400
            340,000  BroadVision, Inc. (NON)                                                                    23,693,750
          5,097,200  Computer Associates International, Inc.                                                   233,834,050
          1,288,800  Dell Computer Corp.                                                                        52,679,700
          3,128,890  Electronic Arts, Inc. (AFF)                                                               178,151,174
          1,252,100  I2 Technologies, Inc. (NON)                                                                38,502,075
            565,100  Infoseek Corp. (NON)                                                                       21,509,119
          1,161,529  Intuit, Inc. (NON)                                                                         95,027,591
            333,600  ISS Group, Inc.                                                                             7,255,800
          1,376,500  Lernout & Hauspie Speech Products N.V. (Belgium)                                           45,338,469
            298,600  Lycos, Inc.                                                                                12,335,913
            470,000  Macromedia, Inc. (NON)                                                                     16,391,250
          7,566,700  Microsoft Corp.                                                                           649,317,444
          6,639,600  Oracle Corp.                                                                              252,719,775
         13,979,214  Parametric Technology Corp. (AFF) (NON)                                                   197,456,398
          1,150,000  Rational Software Corp. (NON)                                                              38,381,250
            885,000  Research in Motion Ltd.  (Canada) (NON)                                                    20,686,875
            209,500  SAP AG  (Germany)                                                                          69,721,830
            623,000  Security First Technologies Corp.                                                          21,727,125
            323,300  Softbank Corp.  (Japan)                                                                    87,553,944
          1,902,454  Synopsys, Inc. (NON)                                                                      114,503,950
          1,490,200  VERITAS Software Corp.                                                                     83,637,475
                                                                                                            --------------
                                                                                                             2,319,441,820

Computers  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            450,750  Gateway, Inc. (NON)                                                                        34,341,516
          2,579,200  IBM Corp.                                                                                 324,173,200
                                                                                                            --------------
                                                                                                               358,514,716

Conglomerates  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,426,900  Corning Inc.                                                                               99,883,000
          6,835,200  Tyco International Ltd.                                                                   667,713,600
          1,058,200  United Technologies Corp.                                                                  70,568,713
                                                                                                            --------------
                                                                                                               838,165,313

Consumer Non Durables  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,291,490  Luxottica Group S.P.A. ADR (Italy)                                                         19,937,377

Consumer Services  (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,330,400  At Home Corp.                                                                              60,782,650
            224,300  SportsLine USA, Inc. (NON)                                                                  5,130,863
                                                                                                            --------------
                                                                                                                65,913,513

Cosmetics   (--%)
--------------------------------------------------------------------------------------------------------------------------
            235,003  ThermoLase Corp. (NON)                                                                        558,132

Education   (--%)
--------------------------------------------------------------------------------------------------------------------------
            432,400  ITT Educational Services, Inc. (NON)                                                        9,729,000

Electric Utilities  (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            581,300  CalEnergy Co., Inc.                                                                        20,345,500
            460,000  Montana Power Co.                                                                          31,136,250
                                                                                                            --------------
                                                                                                                51,481,750

Electronic Components  (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,117,400  ASM Lithography Holding N.V.  (Netherlands)                                                67,882,050
            310,000  Broadcom Corp.                                                                             37,355,000
          1,731,100  Jabil Circuit, Inc.                                                                        72,814,394
          5,872,000  Metromedia Fiber Network, Inc. Class A                                                    188,638,000
          1,646,600  Rockwell International Corp.                                                               96,840,663
             80,900  STMicroelectronics N.V. ADR  (France)                                                       5,703,450
          1,272,528  Waters Corp.                                                                               76,033,548
                                                                                                            --------------
                                                                                                               545,267,105

Electronics and Electrical Equipment  (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,075,900  Applied Materials, Inc. (NON)                                                             221,272,556
          1,350,000  Celestica Inc.  (Canada) (NON)                                                             61,087,500
            600,000  Flextronics International Ltd.                                                             26,925,000
          5,946,700  Motorola, Inc.                                                                            542,636,375
          1,031,754  Sanmina Corp. (NON)                                                                        67,386,433
            826,800  Sipex Corp. (NON)                                                                          13,590,525
          1,403,672  Solectron Corp.                                                                            90,449,115
          2,036,600  Sony Corp.  (Japan)                                                                       259,578,877
          1,080,600  Tandy Corp.                                                                                55,448,288
            969,760  Teradyne, Inc. (NON)                                                                       72,307,730
          2,038,800  Thermo Instrument Systems, Inc. (NON)                                                      29,562,600
                                                                                                            --------------
                                                                                                             1,440,244,999

Energy-Related  (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,492,300  Thermo Electron Corp. (NON)                                                                42,836,406

Entertainment  (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,400,000  Harrah's Entertainment, Inc. (NON)                                                         29,837,500
          1,566,150  SFX Entertainment, Inc. Class A                                                            70,183,097
          1,030,700  Time Warner, Inc.                                                                          74,210,400
          1,820,400  Viacom, Inc. Class B                                                                       76,343,025
                                                                                                            --------------
                                                                                                               250,574,022

Financial Services  (5.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,714,100  American Express Co.                                                                      225,832,675
            632,500  Capital One Financial Corp.                                                                29,332,188
          6,044,850  Citigroup, Inc.                                                                           269,373,628
          3,675,877  Concord EFS, Inc. (NON)                                                                   125,209,560
          2,493,100  Fannie Mae                                                                                172,023,900
          2,034,300  Federal Home Loan Mortgage Corp.                                                          116,717,963
            992,700  Franklin Resources, Inc.                                                                   37,846,688
             74,500  Goldman Sachs Group, Inc. (The) (NON)                                                       4,791,281
            448,100  Knight/Trimark Group, Inc.                                                                 18,876,213
          2,380,300  MBNA Corp.                                                                                 67,838,550
            792,800  Morgan Stanley, Dean Witter,  Discover and Co.                                             71,451,100
            715,900  National Commerce Bancorporation                                                           15,973,519
          1,179,000  Providian Financial Corp.                                                                 107,289,000
          4,064,200  Schwab (Charles) Corp.                                                                    179,078,813
          3,108,042  TCF Financial Corp.                                                                        85,859,660
            438,600  TD Waterhouse Group, Inc. (NON)                                                             7,620,675
          1,063,800  The Equitable Cos., Inc.                                                                   68,349,150
          1,253,700  Wells Fargo Co.                                                                            48,894,300
                                                                                                            --------------
                                                                                                             1,652,358,863

Food and Beverages  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,291,200  Coca-Cola Co.                                                                              77,875,500

Health Care Information Services  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            226,900  Eclipsys Corp. (NON)                                                                        4,041,656
            603,200  Medquist, Inc. (NON)                                                                       26,163,800
                                                                                                            --------------
                                                                                                                30,205,456

Health Care Services  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            514,300  CareMatrix Corp. (NON)                                                                      5,593,013
          1,253,200  Lincare Holdings, Inc. (NON)                                                               37,596,000
            575,000  Sunrise Assisted Living, Inc. (NON)                                                        17,357,813
            346,300  TLC  The Laser Center Inc.  (Canada) (NON)                                                 12,596,663
          2,226,300  United Healthcare Corp.                                                                   135,804,300
                                                                                                            --------------
                                                                                                               208,947,789

Insurance  (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,752,900  AFLAC Inc.                                                                                127,665,738
          1,930,200  American General Corp. (NON)                                                              149,349,225
          1,245,650  American International Group, Inc.                                                        144,651,106
            919,600  CIGNA Corp.                                                                                81,097,225
            522,900  Lincoln National Corp.                                                                     26,145,000
            837,900  Progressive Corp. (The)                                                                   107,041,725
                                                                                                            --------------
                                                                                                               635,950,019

Lodging  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,905,783  Extended Stay America, Inc. (NON)                                                          29,602,664

Medical Supplies and Devices  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Bausch & Lomb, Inc.                                                                        43,087,500
          1,100,000  Biomet, Inc.                                                                               40,012,500
            614,000  LifeCore Biomedical, Inc. (NON)                                                             5,909,750
          3,209,100  Medtronic, Inc.                                                                           231,255,769
          1,161,500  Stryker Corp.                                                                              70,851,500
          3,070,632  Sybron International Corp. (NON)                                                           91,543,217
          2,093,693  Thermo Cardiosystems, Inc. (AFF) (NON)                                                     20,936,930
                                                                                                            --------------
                                                                                                               503,597,166

Networking  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            796,500  CIENA Corp. (NON)                                                                          26,881,875
          1,141,000  Entrust Technologies Inc. (NON)                                                            34,230,000
            194,700  Exodus Communications, Inc.                                                                23,376,169
            122,000  International Network Services                                                              5,253,625
             12,971  Juniper Networks, Inc. (NON)                                                                2,106,977
                                                                                                            --------------
                                                                                                                91,848,646

Networking Equipment  (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,498,000  ADC Telecommunications Inc. (NON)                                                         200,161,000
          4,192,700  Cisco Systems, Inc.                                                                       260,471,488
          1,020,000  E-Tek Dynamics, Inc. (NON)                                                                 42,776,250
            813,400  Network Appliance, Inc.                                                                    44,330,300
                                                                                                            --------------
                                                                                                               547,739,038

Office Equipment  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,263,600  Avery Dennison Corp.                                                                       77,553,450

Oil and Gas  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,637,500  Chevron, Inc.                                                                             149,421,875
          5,137,400  Conoco, Inc.                                                                              133,893,488
          3,014,600  Halliburton Co.                                                                           139,048,425
          1,080,900  Mobil Corp.                                                                               110,522,025
            527,100  Royal Dutch Petroleum Co. PLC ADR  (Netherlands)                                           32,153,100
            846,900  Schlumberger Ltd.                                                                          51,290,381
          2,069,200  Unocal Corp.                                                                               82,121,375
          3,781,700  Williams Cos., Inc. (NON)                                                                 159,067,756
                                                                                                            --------------
                                                                                                               857,518,425

Packaging and Containers  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,872,800  Sealed Air Corp. (NON)                                                                    120,327,400

Paper and Forest Products  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,070,400  Westvaco Corp.                                                                             31,509,900
            665,600  Weyerhaeuser Co.                                                                           43,056,000
          2,452,600  Willamette Industries, Inc.                                                               110,367,000
                                                                                                            --------------
                                                                                                               184,932,900

Pharmaceuticals and Biotechnology  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,147,000  American Home Products Corp.                                                              160,497,000
          4,633,706  Elan Corp. PLC ADR  (Ireland)                                                             134,667,081
          1,884,222  Merck & Co., Inc.                                                                         127,538,277
          4,103,293  Pharmacia & Upjohn, Inc.                                                                  220,808,455
            437,800  QLT PhotoTherapeutics Inc.  (Canada) (NON)                                                 28,019,200
            981,285  Sepracor, Inc. (NON)                                                                       72,124,448
            280,000  Transkaryotic Therapies, Inc.  (Malaysia) (NON)                                             9,975,000
          1,250,921  Vertex Pharmaceuticals, Inc. (NON)                                                         31,585,755
            819,900  Warner-Lambert Co.                                                                         54,113,400
                                                                                                            --------------
                                                                                                               839,328,616

Publishing  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            106,100  Kadokawa Shoten Publishing Co., Ltd.  (Japan)                                              24,284,267

Recreation  (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            394,800  International Speedway Corp. Class A                                                       20,307,525

Restaurants  (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          9,433,737  J.D. Wetherspoon PLC  (United Kingdom)                                                     48,643,838
          1,050,400  PizzaExpress PLC  (United Kingdom)                                                         12,731,596
          5,297,711  Starbucks Corp.                                                                           123,171,781
          1,264,800  Tricon Global Restaurants, Inc. (NON)                                                      51,461,550
                                                                                                            --------------
                                                                                                               236,008,765

Retail  (8.5%)
--------------------------------------------------------------------------------------------------------------------------
            280,900  Ames Department Stores, Inc. (NON)                                                         11,516,900
          2,594,050  Bed Bath & Beyond, Inc.                                                                    88,035,572
          6,275,700  Costco Companies, Inc. (NON)                                                              469,108,575
          2,085,340  CVS Corp.                                                                                 103,745,665
          4,098,157  Dollar Tree Stores, Inc. (AFF) (NON)                                                      173,403,268
          1,277,500  Federated Department Stores, Inc. (NON)                                                    65,551,719
          5,097,900  Home Depot, Inc. (The)                                                                    325,309,744
          6,495,998  Kohls Corp. (NON)                                                                         494,101,848
            990,900  Lowe's Cos., Inc.                                                                          52,269,975
          1,919,637  Michaels Stores, Inc.  (AFF) (NON)                                                         55,909,428
          7,123,600  TJX Cos., Inc. (The)                                                                      235,524,025
          3,287,800  Wal-Mart Stores, Inc.                                                                     138,909,550
          4,836,000  Walgreen Co.                                                                              136,919,250
          1,437,340  Williams-Sonoma, Inc.                                                                      53,810,416
            711,417  Yankee Candle Company, Inc. (The) (NON)                                                    16,006,883
                                                                                                            --------------
                                                                                                             2,420,122,818

Semiconductors  (6.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,150,000  Analog Devices, Inc. (NON)                                                                 49,593,750
          2,129,500  Galileo International, Inc.                                                               109,003,781
          3,408,600  Intel Corp.                                                                               235,193,400
          1,098,730  KLA Tencor Corp. (NON)                                                                     74,438,958
          7,805,382  Linear Technology Corp. (AFF)                                                             479,055,320
          5,830,496  Maxim Integrated Products Inc. (NON)                                                      373,516,150
          1,258,000  PMC -- Sierra, Inc.                                                                        98,438,500
            293,000  Rohm Co. Ltd.  (Japan)                                                                     54,955,097
            172,200  SDL, Inc.                                                                                  11,698,838
          1,094,700  Texas Instruments, Inc.                                                                   157,636,800
             75,200  Vitesse Semiconductor Corp. (NON)                                                           4,803,400
          1,608,000  Xilinx, Inc.                                                                              100,299,000
                                                                                                            --------------
                                                                                                             1,748,632,994

Telecommunications  (6.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,004,500  Allegiance Telecom, Inc. (NON)                                                             50,538,906
          1,414,700  Amdocs Ltd.                                                                                37,666,388
            150,000  Copper Mountain Networks, Inc. (NON)                                                       18,150,000
          1,012,500  Covad Communications Group 144A                                                            46,575,000
            933,900  General Instrument Corp. (NON)                                                             42,375,713
            798,869  Global Crossing Ltd.                                                                       33,153,064
          4,518,866  Global TeleSystems Group, Inc.                                                            144,038,854
            195,900  Hikari Tsushin, Inc.  (Japan)                                                              82,145,509
            713,610  JDS Uniphase Corp.                                                                         64,492,504
          4,264,500  Lucent Technologies, Inc.                                                                 277,459,031
          3,267,500  MCI WorldCom, Inc. (NON)                                                                  269,568,750
          1,185,800  NTL Inc. (NON)                                                                            123,174,975
          7,688,050  Orange PLC ADR  (United Kingdom)                                                          122,230,827
          1,992,400  Oy Nokia AB Class A,  (Finland)                                                           172,697,446
          1,531,000  QUALCOMM, Inc.                                                                            238,836,000
          4,332,300  Telefonaktiebolaget LM Ericsson Class B,  (Sweden)                                        141,362,558
                                                                                                           ---------------
                                                                                                             1,864,465,525

Telephone Services  (8.2%)
--------------------------------------------------------------------------------------------------------------------------
         33,828,751  AT&T Corp.                                                                              1,251,663,787
            890,000  Frontier Corp.                                                                             49,339,375
          1,434,890  Intermedia Communications, Inc. (NON)                                                      39,549,156
          3,649,200  McLeod USA, Inc. Class A                                                                  108,791,775
          1,648,095  NEXTLINK Communications, Inc. Class A (NON)                                               184,792,652
            500,000  RSL Communications, Ltd. Class A                                                            8,562,500
          3,319,400  SBC Communications, Inc.                                                                  189,828,188
          8,273,200  Sprint Corp. (NON)                                                                        427,621,025
          1,160,000  WinStar Communications. Inc. (NON)                                                         60,900,000
                                                                                                           ---------------
                                                                                                             2,321,048,458

Transportation  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,806,900  FDX Corp.                                                                                  80,971,706

Wireless Communications  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,058,400  American Tower Corp. Class A (NON)                                                        117,291,650
            399,400  Pinnacle Holdings Inc. (NON)                                                                9,860,188
            587,400  RF Micro Devices, Inc.                                                                     44,899,388
          3,063,600  Sprint PCS                                                                                185,730,750
            728,700  Vodafone AirTouch PLC  (United Kingdom)                                                   153,391,067
                                                                                                           ---------------
                                                                                                               511,173,043
                                                                                                           ---------------
                     Total Common Stocks   (cost $18,957,865,672)                                          $27,523,904,018

SHORT-TERM INVESTMENTS  (3.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $45,000,000  American General Finance Corp. effective yield of 5.09%,
                       September 27, 1999                                                                  $    44,637,338
         50,000,000  Bank of America Corp. effective yield of 5.12%,
                       September 21, 1999                                                                       49,637,331
         50,778,000  Contifinancial Corp. effective yield of 5.2%,
                       August 18, 1999                                                                          50,653,312
         50,300,000  Corporate Receivables Corp. effective yield of 5.11%,
                       September 9, 1999                                                                        50,021,548
         50,000,000  Eureka Securitization Inc. effective yield of 5.11%,
                       August 16, 1999                                                                          49,893,542
         50,000,000  Federal Home Loan Mortgage Corp. effective yield of 4.925%,
                       September 15, 1999                                                                       49,691,250
         50,000,000  Ford Motor Credit Corp. effective yield of 5.08%,
                       August 27, 1999                                                                          49,816,556
         50,000,000  General Electric Capital Corp. effective yield of 5.03%,
                       August 23, 1999                                                                          49,844,167
         45,000,000  International Business Machines Corp. effective yield of 5.08%,
                       August 12, 1999                                                                          44,930,150
         50,000,000  J. P. Morgan & Co., Inc. effective yield of 4.94%, August 9, 1999                          49,945,111
         59,695,000  Preferred Receivables Funding Corp. effective yield of 5.1%,
                       August 17, 1999                                                                          59,559,691
         50,000,000  Shell Finance effective yield of 5.11%, August 5, 1999                                     49,971,611
         24,750,000  Sigma Finance Inc. effective yield of 4.82%, August 19, 1999                               24,690,353
         30,000,000  Sigma Finance Inc. effective yield of 4.86%, October 19, 1999                              29,652,325
         30,000,000  USAA Capital Corp. effective yield of of 4.78%,
                       August 27, 1999                                                                          29,896,433
         50,000,000  Windmill Funding Corp. effective yield of 5.13%,
                       August 5, 1999                                                                           49,971,500
         78,282,000  Interest in $600,000,000 joint repurchase agreement dated July 30, 1999 with Goldman Sachs & Co.
                       due August 2, 1999 with respect to various U. S. Treasury
                       obligations -- maturity value $78,314,944 for an effective
                       yield of 5.05%                                                                           78,282,000
        131,718,000  Interest in $500,000,000 joint repurchase agreement dated July 30, 1999 with Lehman Brothers Inc.
                       due August 2, 1999 with respect to various U. S. Treasury
                       obligations -- maturity value $131,773,431 for an
                       effective yield of 5.05%                                                                131,718,000
                                                                                                           ---------------
                     Total Short-Term Investments   (cost $942,812,218)                                    $   942,812,218
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $19,900,677,890) (b)                                         $28,466,716,236
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $28,411,633,847.

  (b) The aggregate identified cost on a tax basis is $19,970,428,462, resulting in gross unrealized appreciation and depreciation of $9,168,276,879 and $671,989,105, respectively, or net unrealized appreciation of $8,496,287,774.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.


-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 1999

                            Market   Aggregate Face     Delivery    Unrealized
                            Value        Value            Date     Depreciation
-------------------------------------------------------------------------------
Japanese Yen            $17,068,439   $16,548,042        9/16/99    $(520,397)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $19,900,677,890) (Note 1)                                      $28,466,716,236
-----------------------------------------------------------------------------------------------
Cash                                                                                    166,765
-----------------------------------------------------------------------------------------------
Foreign currency (cost $7,168,389)                                                    6,616,138
-----------------------------------------------------------------------------------------------
Dividends and interest and other receivables                                          6,525,596
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              135,101,521
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      217,680,624
-----------------------------------------------------------------------------------------------
Total assets                                                                     28,832,806,880

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    250,864,805
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          117,898,515
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         33,279,356
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            5,054,425
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           480,385
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             21,721
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               11,475,549
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             520,397
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,577,880
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   421,173,033
-----------------------------------------------------------------------------------------------
Net assets                                                                      $28,411,633,847

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $17,082,901,505
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                                     520,397
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            2,763,494,871
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                 8,564,717,074
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $28,411,633,847

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($17,180,287,753 divided by 708,378,589 shares)                                          $24.25
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $24.25)*                                  $25.73
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($8,433,130,821 divided by 373,570,664 shares)**                                         $22.57
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($821,995 divided by 33,891 shares)**                                                    $24.25
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($390,975,269 divided by 16,559,253 shares)                                              $23.61
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $23.61)*                                  $24.47
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,406,418,009 divided by 97,481,163 shares)                                            $24.69
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,330,286) (including dividend
income of $3,050,382 from investments in affiliated issuers) (Note 5)            $  116,398,115
-----------------------------------------------------------------------------------------------
Interest                                                                             40,971,529
-----------------------------------------------------------------------------------------------
Total investment income                                                             157,369,644

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    117,055,103
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       36,743,243
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       398,012
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         63,007
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                37,789,892
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                76,530,540
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                        51
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,586,337
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 354,884
-----------------------------------------------------------------------------------------------
Registration fees                                                                     1,040,800
-----------------------------------------------------------------------------------------------
Auditing                                                                                 57,930
-----------------------------------------------------------------------------------------------
Legal                                                                                   134,258
-----------------------------------------------------------------------------------------------
Postage                                                                               2,912,842
-----------------------------------------------------------------------------------------------
Other                                                                                 2,528,615
-----------------------------------------------------------------------------------------------
Total expenses                                                                      278,195,514
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (4,115,634)
-----------------------------------------------------------------------------------------------
Net expenses                                                                        274,079,880
-----------------------------------------------------------------------------------------------
Net investment loss                                                                (116,710,236)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
gain of $4,426,259 on sales of investments in affiliated issuers)                 3,127,565,011
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             684,004
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                   (1,309,341)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        2,080,087,054
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           5,207,026,728
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $5,090,316,492
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $ (116,710,236) $  (88,429,562)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                     3,128,249,015   2,303,218,869
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      2,078,777,713     891,370,340
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              5,090,316,492   3,106,159,647
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                      (1,042,857,172)   (699,467,888)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (569,436,634)   (385,798,466)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (25,276,938)    (15,960,864)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                        (106,713,548)    (73,039,295)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 2,148,949,675   2,892,368,485
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      5,494,981,875   4,824,261,619

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                22,916,651,972  18,092,390,353
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $520,397 and $--, respectively)                                       $28,411,633,847 $22,916,651,972
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                            Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $21.36           $19.49           $15.73           $14.42           $11.19
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.05)(c)         (.04)(c)           --(c)          (.02)(c)          .02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           4.53             3.12             4.85             2.19             3.72
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.48             3.08             4.85             2.17             3.74
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $24.25           $21.36           $19.49           $15.73           $14.42
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
 net asset value (%)(a)                             22.40            16.83            32.22            15.49            34.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $17,180,288      $13,854,611      $11,158,273       $7,332,248       $4,895,180
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .90              .96             1.02             1.03             1.07
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.25)            (.20)              --             (.10)             .17
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              85.05            60.04            59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.14           $18.57           $15.15           $14.01           $10.97
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.21)(c)         (.18)(c)         (.12)(c)         (.13)(c)         (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           4.23             2.96             4.63             2.13             3.61
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.02             2.78             4.51             2.00             3.55
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $22.57           $20.14           $18.57           $15.15           $14.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              21.43            16.02            31.17            14.70            33.65
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $8,433,131       $7,263,280       $5,664,375       $3,405,318       $1,870,370
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.65             1.71             1.77             1.78             1.82
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                    (1.00)            (.95)            (.75)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              85.05            60.04            59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $24.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.39)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $24.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.58)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                           $822
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .03*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                                                                         (.02)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  85.05
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                            Dec. 1, 1994+
operating performance                                                  Year ended July 31                             to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.93           $19.22           $15.60           $14.37           $11.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.16)(c)         (.14)(c)         (.08)(c)         (.09)(c)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           4.43             3.06             4.79             2.18             3.10
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.27             2.92             4.71             2.09             3.09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $23.61           $20.93           $19.22           $15.60           $14.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              21.83            16.21            31.57            14.97            27.42*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $390,975         $322,277         $208,656          $87,782          $19,004
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.40             1.46             1.52             1.50             1.06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.75)            (.69)            (.50)            (.57)            (.24)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              85.05            60.04            59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $21.66           $19.70           $15.85           $14.48           $11.22
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           --(c)           .01(c)           .04(c)           .02(c)           .03
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           4.62             3.16             4.90             2.21             3.74
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.62             3.17             4.94             2.23             3.77
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.59)           (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $24.69           $21.66           $19.70           $15.85           $14.48
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              22.75            17.12            32.56            15.85            34.90
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,406,418       $1,476,485       $1,061,087         $709,595         $351,817
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .65              .71              .77              .77              .83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                       --              .06              .25              .15              .39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              85.05            60.04            59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares, class C shares, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, book accretion/amortization and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $117,230,633 to decrease accumulated net investment loss and $88,508,811 to increase paid-in-capital, with a decrease to accumulated net realized gains of $205,739,444. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, and 0.39% thereafter. Prior to February 1, 1999, the management fees were as follows, 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $4,115,634 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $8,961 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $5,270,995 and $126,536 from the sale of class A and class M shares, respectively and received $9,969,527 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $133,652 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $20,783,404,098 and $20,482,538,866, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    200,358,574     $4,408,201,255
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   49,587,295      1,006,126,012
-----------------------------------------------------------------------------
                                               249,945,869      5,414,327,267

Shares
repurchased                                   (190,131,808)    (4,190,827,089)
-----------------------------------------------------------------------------
Net increase                                    59,814,061     $1,223,500,178
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    171,955,043     $3,517,913,589
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,008,241        676,509,789
-----------------------------------------------------------------------------
                                               208,963,284      4,194,423,378

Shares
repurchased                                   (132,964,406)    (2,708,486,833)
-----------------------------------------------------------------------------
Net increase                                    75,998,878     $1,485,936,545
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     80,109,234     $1,644,300,567
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,943,081        530,078,393
-----------------------------------------------------------------------------
                                               108,052,315      2,174,378,960

Shares
repurchased                                    (95,145,441)    (1,953,712,771)
-----------------------------------------------------------------------------
Net increase                                    12,906,874     $  220,666,189
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     87,432,869    $ 1,694,803,885
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   20,772,542        359,571,774
-----------------------------------------------------------------------------
                                               108,205,411      2,054,375,659

Shares
repurchased                                    (52,505,238)    (1,023,763,961)
-----------------------------------------------------------------------------
Net increase                                    55,700,173    $ 1,030,611,698
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                             to July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         33,891           $829,273
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                    33,891            829,273

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                        33,891           $829,273
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,906,639      $ 148,886,198
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,234,352         24,453,377
-----------------------------------------------------------------------------
                                                 8,140,991        173,339,575

Shares
repurchased                                     (6,976,351)      (150,450,227)
-----------------------------------------------------------------------------
Net increase                                     1,164,640      $  22,889,348
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,899,365       $158,011,193
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      842,975         15,156,766
-----------------------------------------------------------------------------
                                                 8,742,340        173,167,959

Shares
repurchased                                     (4,204,444)       (84,838,578)
-----------------------------------------------------------------------------
Net increase                                     4,537,896       $ 88,329,381
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     45,348,130     $1,048,260,384
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,176,001        106,713,548
-----------------------------------------------------------------------------
                                                50,524,131      1,154,973,932

Shares
repurchased                                    (21,197,444)      (473,909,245)
-----------------------------------------------------------------------------
Net increase                                    29,326,687     $  681,064,687
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     24,981,685      $ 517,221,628
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,945,937         73,039,295
-----------------------------------------------------------------------------
                                                28,927,622        590,260,923

Shares
repurchased                                    (14,640,061)      (302,770,062)
-----------------------------------------------------------------------------
Net increase                                    14,287,561      $ 287,490,861
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least
5% of the voting securities were as follows:

                                       Purchase             Sales       Dividend               Market
Affiliates                                 cost              cost         Income                Value
-------------------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------------------
Dollar Tree Stores                 $  7,255,931      $ 10,569,079     $       --       $  173,403,268
Electronic Arts                              --                --             --          178,151,174
Linear Technology Corp.              77,218,050        19,769,903        849,773          479,055,320
Luxottica Group SPA ADR               4,596,596        45,983,670        425,734                   --
Michaels Stores Inc.                 12,937,855                --             --           55,909,428
National Oilwell, Inc.                2,383,878       104,860,933             --                   --
Network Solutions Inc. Class A       64,587,526        64,587,526             --                   --
Office Depot Inc.                    20,047,719       211,488,119             --                   --
OfficeMax, Inc.                              --       103,598,641             --                   --
Parametric Technology Corp.          90,383,540        46,092,981             --          197,456,398
Serco Group PLC                      26,267,955                --        338,934           81,769,083
Starbucks Corp.                      83,144,567        57,818,539             --                   --
Telecom-TCI Ventures
Group Class A                        20,502,393                --             --                   --
Thermo Cardio Systems, Inc.           1,034,073        14,945,446             --           20,936,930
WestWood One, Inc.                           --                --             --           75,310,625
Wolters Kluwer CTF                   33,499,898       145,109,894      1,435,941                   --
--------------------------------------------------------------------------------------------------------

  Totals                           $443,859,981      $824,824,731     $3,050,382       $1,261,992,226




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,904,913,324 as a capital gain, for its taxable year ended July 31, 1999.

The fund has designated 77.80% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

Michael Stack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN016-54549 007/883/530/516 9/99




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED}
----------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to Annual Report dated 7/31/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 7/31/99                                NAV

1 year                                                  22.75%
5 years                                                197.83
Annual average                                          24.39
10 years                                               455.76
Annual average                                          18.71
Life of fund (since class A inception, 4/1/69)
Annual average                                          14.57
----------------------------------------------------------------------------
Share value:                                             NAV

7/31/98                                                $21.66
7/31/99                                                $24.69
----------------------------------------------------------------------------

Distributions:     No.      Income       Capital gains       Total
                    1       $0.000           1.585           $1.585
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.